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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 27, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


            DELAWARE                      0-9808                 76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 CLAY STREET, SUITE 2900
                             HOUSTON, TEXAS 77002
                                (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

  Effective as of June 27, 2001, Plains All American Pipeline, L.P. (the "Partnership") and the Partnership's two principal operating subsidiaries amended and restated their respective partnership agreements to reflect the transactions contemplated by the Contribution, Assignment and Amendment Agreement, dated as of the same date, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc. The amended and restated partnership agreements for each of the partnerships are attached to this Form 8-K. Also attached is the audited balance sheet for Plains AAP, L.P., the general partner of the Partnership, as well as the consolidated financial statements of the Partnership for the year ended December 31, 2000, which have been updated to disclose the transactions affected by the restructuring discussed above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

      3.1 Third Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of June 27, 2001.

      3.2 Second Amended and Restated Agreement of Limited Partnership of Plains Marketing, L.P., dated as of June 27, 2001.

      3.3. Second Amended and Restated Agreement of Limited Partnership of All American Pipeline, L.P., dated as of June 27, 2001.

      99.1     Audited Balance Sheet of Plains AAP, L.P., dated as of June 8,
               2001.

      99.2 Plains All American Pipeline, L.P.'s consolidated financial statements for the year ended December 31, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  August 27, 2001      By: Plains AAP, L.P., its general partner

                            By:  Plains All American GP LLC, its general partner

                            By:    /s/ Phillip D. Kramer
                               ----------------------------------------
                               Name:  Phillip D. Kramer
                               Title: Executive Vice President and
                                       Chief Financial Officer
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                               INDEX TO EXHIBITS

  3.1 Third Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of June 27, 2001.

  3.2 Second Amended and Restated Agreement of Limited Partnership of Plains Marketing, L.P., dated as of June 27, 2001.

  3.3. Second Amended and Restated Agreement of Limited Partnership of All American Pipeline, L.P., dated as of June 27, 2001.

  99.1 Audited Balance Sheet of Plains AAP, L.P., dated as of June 8, 2001.

  99.2 Plains All American Pipeline, L.P.'s consolidated financial statements for the year ended December 31, 2000.